UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2015

MRV COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-11174	06-1340090
(State or other jurisdiction of	(Commission file number)	(I.R.S. employer
incorporation or organization)		identification number)

20415 Nordhoff Street, Chatsworth, CA  91311
(Address of principal executive offices)  (zip code)

Registrant’s telephone number, including area code: (818) 773-0900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Disposition or Acquisition of Assets

On December 3, 2015, MRV Communications, Inc. (the "Company") completed the sale of all of the shares of its wholly owned subsidiary, Tecnonet S.p.A. ("Tecnonet"), pursuant to a shares purchase agreement, dated as of August 7, 2015 (the "Purchase Agreement") with Maticmind S.p.A, (the "Purchaser”), a company incorporated under the laws of Italy. The Purchase Agreement and sale of Tecnonet were approved by the Company's stockholders at the Company's special meeting of stockholders held on December 1, 2015. The Purchase Agreement also contains customary representations, warranties, covenants and indemnification obligations.

The initial total consideration received by the Company was €19.7 million, or approximately $21.5 million. The consideration included a cash payment by the Purchaser to the Company of €15.6 million received at closing plus cash payments made by Tecnonet to the Company prior to closing that totaled €4.1 million to repay an intercompany obligation. The repayment was facilitated by third party debt acquired by Tecnonet and assumed at closing by the Purchaser. Within 60 days of closing, a post-closing adjustment will commence, based on changes in cash and debt of Tecnonet, as provided for in the Purchase Agreement.

Tecnonet is an Italian supplier of a wide range of communications equipment from leading global manufacturers, as well as telecommunications solutions and services, including network infrastructure, unified communications, mobility and wireless, network security, cloud computing services, managed call center services, network integration, and optimization serving the Italian market.

Additional information on the financial impact of the transaction is included in Item 9.01(b) below. Further, the foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by the full text of the Purchase Agreement, which is incorporated by reference hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(b)   Unaudited Pro Forma Condensed Consolidated Statements of Operations and Consolidated Balance Sheet

On December 3, 2015, the Company sold all of the issued and outstanding capital stock of Tecnonet to Maticmind for approximately €15.6 million as set forth in the Purchase Agreement. The description of the parties involved, consideration given and treatment of the results of operations, is contained in Item 2.01 above and is incorporated herein by reference.

The following presents our unaudited pro forma statements of operations for the fiscal years ended December 31, 2014, 2013 and 2012 and for the nine months ended September 30, 2015 and 2014 and our unaudited pro forma balance sheet as of September 30, 2015. The pro forma statements of operations give effect to the sale of Tecnonet. These financial statements should be read together with the Notes provided thereto.

The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period.  The information set forth below should be read together with (i) MRV’s unaudited condensed consolidated financial statements as of September 30, 2015 and 2014 included in MRV’s Quarterly Report filed with the SEC on Form 10-Q for the quarter ended September 30, 2015 and (ii) MRV’s audited consolidated financial statements for the each of the years in the three-year period ended December 31, 2014, included in MRV’s Annual Report filed with the SEC on Form 10-K for the year Ended December 31, 2014.

MRV Communications, Inc.

MRV Communications, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2014
(In thousands, except per share data)

	MRV	Sale of	Pro
	Communications (1)	Tecnonet (a)	Forma (b)
Revenue:
Product revenue	$124,477	$(47,649)	$76,828
Service revenue	47,579	(37,869)	9,710
Total revenue	172,056	(85,518)	86,538
Cost of Revenue:
Cost of product	82,588	(42,884)	39,704
Cost of services	33,690	(29,458)	4,232
Total cost of revenue	116,278	(72,342)	43,936
Gross profit	55,778	(13,176)	42,602
Operating expenses:
Product development and engineering	20,833	—	20,833
Selling, general and administrative	42,695	(7,614)	35,081
Total operating expenses	63,528	(7,614)	55,914
Operating loss	(7,750)	(5,562)	(13,312)
Interest (expense) income	(329)	505	176
Other income (expense), net	227	245	472
Loss before provision for income taxes	(7,852)	(4,812)	(12,664)
Provision (benefit) for income taxes	4,303	(2,430)	1,873
Net Loss	$(12,155)	$(2,382)	$(14,537)

Net loss per share — basic	$(1.66)		$(1.98)
Net loss per share — diluted	$(1.66)		$(1.98)

Weighted average number of shares:
Basic	7,344		7,344
Diluted	7,344		7,344

See the accompanying notes which are integral part of these unaudited pro forma condensed consolidated financial statements.

MRV Communications, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2013
(In thousands, except per share data)

	MRV	Sale of	Pro
	Communications (1)	Tecnonet (a)	Forma (b)
Revenue:
Product revenue	$118,911	$(38,095)	$80,816
Service revenue	47,290	(37,541)	9,749
Total revenue	166,201	(75,636)	90,565
Cost of Revenue:
Cost of product	74,085	(35,581)	38,504
Cost of services	34,123	(29,138)	4,985
Total cost of revenue	108,208	(64,719)	43,489
Gross profit	57,993	(10,917)	47,076
Operating expenses:
Product development and engineering	19,381	—	19,381
Selling, general and administrative	42,993	(6,297)	36,696
Total operating expenses	62,374	(6,297)	56,077
Operating loss	(4,381)	(4,620)	(9,001)
Interest (expense) income	(526)	554	28
Other expense, net	(407)	(5)	(412)
Loss before provision for income taxes	(5,314)	(4,071)	(9,385)
Provision (benefit) for income taxes	1,508	(1,546)	(38)
Net Loss	$(6,822)	$(2,525)	$(9,347)

Net loss per share — basic	$(0.91)		$(1.25)
Net loss per share — diluted	$(0.91)		$(1.25)

Weighted average number of shares:
Basic	7,484		7,484
Diluted	7,484		7,484

See the accompanying notes which are integral part of these unaudited pro forma condensed consolidated financial statements.

MRV Communications, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2012
(In thousands, except per share data)

	MRV	Sale of	Pro
	Communications (1)	Tecnonet (a)	Forma (b)
Revenue:
Product revenue	$106,447	$(37,501)	$68,946
Service revenue	45,214	(34,920)	10,294
Total revenue	151,661	(72,421)	79,240
Cost of Revenue:
Cost of product	62,949	(32,420)	30,529
Cost of services	33,560	(28,169)	5,391
Total cost of revenue	96,509	(60,589)	35,920
Gross profit	55,152	(11,832)	43,320
Operating expenses:
Product development and engineering	15,344	—	15,344
Selling, general and administrative	48,599	(6,262)	42,337
Impairment of goodwill	1,056	(1,056)	—
Total operating expenses	64,999	(7,318)	57,681
Operating loss	(9,847)	(4,514)	(14,361)
Interest (expense) income	(601)	676	75
Gain from settlement of deferred consideration obligation	2,314	—	2,314
Other income (expense), net	(54)	(6)	(60)
Loss before provision (benefit) for income taxes	(8,188)	(3,844)	(12,032)
Provision (benefit) for income taxes	(1,013)	(1,455)	(2,468)
Loss from continuing operations	(7,175)	(2,389)	(9,564)
Income from discontinued operations, net of income taxes of $4,588	12,839	—	12,839
Net Income (loss)	$5,664	$(2,389)	$3,275

Net income (loss) per share — basic and diluted
From continuing operations	$(0.92)		$(1.22)
From discontinued operations	$1.64		$1.64
Net income per share — basic and diluted	$0.72		$0.42

Weighted average number of shares:
Basic	7,813		7,813
Diluted	7,817		7,817

See the accompanying notes which are integral part of these unaudited pro forma condensed consolidated financial statements.

MRV Communications, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2015
(In thousands, except per share data)

	MRV	Sale of	Pro
	Communications (1)	Tecnonet (a)	Forma (b)
Revenue:
Product revenue	$86,337	$(24,529)	$61,808
Service revenue	32,425	(24,597)	7,828
Total revenue	118,762	(49,126)	69,636
Cost of Revenue:
Cost of product	52,804	(21,797)	31,007
Cost of services	22,311	(19,298)	3,013
Total cost of revenue	75,115	(41,095)	34,020
Gross profit	43,647	(8,031)	35,616
Operating expenses:
Product development and engineering	15,335	—	15,335
Selling, general and administrative	27,134	(4,739)	22,395
Total operating expenses	42,469	(4,739)	37,730
Operating loss	1,178	(3,292)	(2,114)
Interest (expense) income	(151)	221	70
Other income (expense), net	(99)	(46)	(145)
Loss before provision for income taxes	928	(3,117)	(2,189)
Provision (benefit) for income taxes	1,390	(1,259)	131
Net Loss	$(462)	$(1,858)	$(2,320)

Net loss per share — basic	$(0.07)		$(0.33)
Net loss per share — diluted	$(0.07)		$(0.33)

Weighted average number of shares:
Basic	7,032		7,032
Diluted	7,032		7,032

See the accompanying notes which are integral part of these unaudited pro forma condensed consolidated financial statements.

MRV Communications, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months Ended September 30, 2014
(In thousands, except per share data)

	MRV	Sale of	Pro
	Communications (1)	Tecnonet (a)	Forma (b)
Revenue:
Product revenue	$93,411	$(34,561)	$58,850
Service revenue	35,201	(28,083)	7,118
Total revenue	128,612	(62,644)	65,968
Cost of Revenue:
Cost of product	60,672	(30,797)	29,875
Cost of services	25,191	(22,105)	3,086
Total cost of revenue	85,863	(52,902)	32,961
Gross profit	42,749	(9,742)	33,007
Operating expenses:
Product development and engineering	16,030	—	16,030
Selling, general and administrative	32,118	(5,431)	26,687
Total operating expenses	48,148	(5,431)	42,717
Operating loss	(5,399)	(4,311)	(9,710)
Interest (expense) income	(306)	408	102
Other income (expense), net	(160)	404	244
Loss before provision for income taxes	(5,865)	(3,499)	(9,364)
Provision (benefit) for income taxes	1,659	(1,739)	(80)
Net Loss	$(7,524)	$(1,760)	$(9,284)

Net loss per share — basic	$(1.03)		$(1.27)
Net loss per share — diluted	$(1.03)		$(1.27)

Weighted average number of shares:
Basic	7,335		7,335
Diluted	7,335		7,335

See the accompanying notes which are integral part of these unaudited pro forma condensed consolidated financial statements.

MRV Communications, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2015
(In thousands)

	MRV Communications(1)	Tecnonet (c)	Impact of Transactions (d)	Pro Forma (e)
Assets
Current assets:
Cash and cash equivalents	$19,914	$(5,800)	$20,988	$35,102
Restricted time deposits	190	—	—	190
Accounts receivable, net	36,930	(19,255)	—	17,675
Other receivables	9,596	(9,186)	—	410
Inventories, net	20,070	(10,565)	—	9,505
Deferred income taxes	689	(48)	—	641
Other current assets	5,846	(4,019)	—	1,827
Total current assets	93,235	(48,873)	20,988	65,350
Property and equipment, net	4,603	(312)	—	4,291
Deferred income taxes	1,871	—	—	1,871
Intangible asset, net	1,214	—	—	1,214
Other assets	678	(85)	—	593
Total assets	$101,601	$(49,270)	$20,988	$73,319

Liabilities and stockholders' equity
Current liabilities:
Short-term debt	$2,887	$(2,887)	$—	$—
Deferred consideration payable	233	—	—	233
Accounts payable	22,006	(14,803)	—	7,203
Accrued liabilities	13,854	(3,104)	—	10,750
Deferred revenue	13,317	(4,634)	—	8,683
Other current liabilities	235	(3,102)	2,867	—
Total current liabilities	52,532	(28,530)	2,867	26,869
Other long-term liabilities	4,603	(794)	—	3,809
Commitments and contingencies

Stockholders' equity:
Preferred Stock, $0.01 par value: Authorized — 1,000 shares; no shares issued or outstanding	—	—	—	—
Common Stock, $0.0017 par value:
Authorized — 16,000 shares
Issued — 8,330 shares in 2015 and 8,242 shares in 2014
Outstanding — 6,972 shares in 2015 and 7,386 in 2014	270	—	—	270
Additional paid-in capital	1,285,409	—	—	1,285,409
Accumulated deficit	(1,220,954)	(21,955)	16,834	(1,226,075)
Treasury stock — 1,359 shares in 2015 and 856 shares in 2014	(15,355)	—	—	(15,355)
Accumulated other comprehensive loss	(4,904)	2,009	1,287	(1,608)
Total stockholders' equity	44,466	(19,946)	18,121	42,641
Total liabilities and stockholders' equity	$101,601	$(49,270)	$20,988	$73,319

See the accompanying notes which are integral part of these unaudited pro forma condensed consolidated financial statements.

MRV Communications, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1. Sale of Tecnonet and Basis of Presentation

On December 3, 2015, the Company completed the sale of all of the shares of its wholly owned subsidiary, Tecnonet S.p.A. ("Tecnonet"), pursuant to a shares purchase agreement, dated as of August 7, 2015 (the "Purchase Agreement") with Maticmind S.p.A, (the "Purchaser”), a company incorporated under the laws of Italy. The Purchase Agreement and sale of Tecnonet were approved by the Company's stockholders at the Company's special meeting of stockholders held on December 1, 2015. The Purchase Agreement also contains customary representations, warranties, covenants and indemnification obligations.

The initial total consideration received by the Company was €19.7 million, or approximately $21.5 million. The consideration included a cash payment by the Purchaser to the Company of €15.6 million received at closing plus cash payments made by Tecnonet to the Company prior to closing that totaled €4.1 million to repay an intercompany obligation. The repayment was facilitated by third party debt acquired by Tecnonet and assumed at closing by the Purchaser. Within 60 days of closing, a post-closing adjustment will commence, based on changes in cash and debt of Tecnonet, as provided for in the Purchase Agreement.

Tecnonet is an Italian supplier of a wide range of communications equipment from leading global manufacturers, as well as telecommunications solutions and services, including network infrastructure, unified communications, mobility and wireless, network security, cloud computing services, managed call center services, network integration, and optimization serving the Italian market.

The historical information of MRV Communications is derived from the historical financial statements of MRV. The unaudited pro forma consolidated balance sheet data as of September 30, 2015 is presented to illustrate the estimated effect of the proposed sale of Tecnonet and other pro forma transactions as if the transactions had occurred on September 30, 2015. The unaudited pro forma condensed consolidated statements of operations data for the years ended December 31, 2014, 2013 and 2012 and the nine months ended September 30, 2015 and 2014 are presented to illustrate the estimated effects of the proposed sale and the other pro forma transactions as if the transactions had occurred on January 1st of each year.

Note 2. Unaudited Pro Forma Adjustments and Assumptions

Unaudited Pro Forma Consolidated Statements of Operations

(a) Reflects the historical operations of Tecnonet.

(b) Reflects the Company’s historical operations excluding Tecnonet’s historical operations.
Unaudited Pro Forma Consolidated Balance Sheet

(c) Adjustment to eliminate the assets and liabilities of Tecnonet as of September 30, 2015.
(d) Reflects maximum cash proceeds of transaction, consisting of cash paid for equity and intercompany debt between the Company and Tecnonet converted to U.S. dollars on the closing date. Intercompany debt is to be repaid from external financing, which will be assumed by Buyer. The consideration for the transaction includes a cash payment by the Purchaser of €15.6 million at closing plus a cash payment by Tecnonet to the Company of approximately €4.1 million prior to closing to repay an outstanding intercompany obligation.
(e) Reflects the Company's historical balance sheet excluding Tecnonet, adjusted for the transaction proceeds.
(d)   Exhibits

Exhibit 10.1
Shares Purchase Agreement, dated as of August 7, 2015, by and between MRV Communications, Inc., as Seller, and Maticmind S.p.A., as Purchaser. (incorporated by reference from Exhibit 10.1 of Form 8-K filed on August 10, 2015)

Exhibit 99.1	Press Release dated December 7, 2015, announcing the closing of the sale of Tecnonet S.p.A.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 7, 2015

MRV COMMUNICATIONS, INC.

	By:	/s/ Stephen G. Krulik
Stephen G. Krulik
Chief Financial Officer